Exhibit 10.38

EMPLOYEE UNSECURED CREDIT FACILITY

Dated: January 1, 2022

1.        PROMISE TO PAY. For value received, Mark Thomas Lynn (the “Borrower”) promises to pay to the order of Amass Brands, Inc., a Delaware C-Corp (the “Lender”), with an address at 927 S Santa Fe Avenue, Los Angeles. CA 90021 or as otherwise specified by the Lender or any transferee of this Note, in lawful money of the United States and immediately available funds, the original sum of $254,626.38. During the duration of the note, the Borrower can request a principal increase up to $3,000,000.00.

2.         INTEREST AND OTHER RIGHTS.

(a)        Interest shall be accrued on all unpaid amounts monthly at an annual rate of 1.6%.

(b)        This Note shall remain in effect until terminated by either party upon 30 day written notice period.

3.         REPAYMENT. The Borrower shall repay the full advanced amount upon the termination of this facility.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Borrower has duly executed this Employee Unsecured Credit Facility as of the date first above written.

Mark Thomas Lynn

By:	/s/ Mark Thomas Lynn
Name:	Mark Thomas Lynn
Title:	CEO

Amass Brands, Inc.

By:	/s/ Mark Thomas Lynn
Name:	Mark Thomas Lynn
Title:	CEO

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